SUMMARY PROSPECTUS	March 29, 2016
LYRICAL U.S. HEDGED VALUE FUND INVESTOR CLASS (LYRDX) INSTITUTIONAL CLASS (LYRHX)	Managed by Lyrical Asset Management LP

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.lyricalvaluefunds.com/liquidalternative. You can also get this information at no cost by calling (888) 884-8099 or by sending an email request to fundinfo@ultimusllc.com. The current Prospectus and SAI, dated March 29, 2016, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Lyrical U.S. Hedged Value Fund (the “Hedged Value Fund”) seeks to achieve long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Hedged Value Fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	1.55%	1.55%
Distribution (12b-1) Fees	0.25%	None
Other Expenses:
Dividend expense on securities sold short	0.89%	0.89%
Brokerage expense on securities sold short	0.52%	0.52%
Other operating expenses	12.28%	11.80%
Total Other Expenses	15.49%	14.76%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	15.50%	14.77%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(12.08%)	(11.60%)
Total Annual Fund Operating Expense After Fee Reductions and/or Expense Reimbursements(1)	3.42%	3.17%

(1)

“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waivers and/or Expenses Reimbursement” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(2)

Lyrical Asset Management LP (the “Adviser”) has contractually agreed, until March 31, 2017, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 2.00% and 1.75% of Investor Class shares and Institutional Class shares, respectively, average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed the foregoing expense limitation. Prior to March 31, 2017, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Hedged Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Hedged Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Hedged Value Fund remain the same and the contractual agreement to limit expenses remains in effect only until March 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Investor	$ 345	$ 3,172	$ 5,436	$ 9,317
Institutional	$ 320	$ 3,041	$ 5,257	$ 9,158

Portfolio Turnover

The Hedged Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Hedged Value Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Hedged Value Fund’s performance. During the most recent fiscal year, the Hedged Value Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Hedged Value Fund pursues its investment objective by investing under normal circumstances in liquid long and short equity positions in an attempt to benefit from rising markets and hedge against falling markets. The Hedged Value Fund considers liquid equity securities to be those securities which can be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed by the Fund and are the opposite of “illiquid securities.” When the Hedged Value Fund takes a long position in a security, it purchases the security outright. When the Hedged Value Fund takes a short position, it sells a security it does not own at the current market price by borrowing the security. The Hedged Value Fund then hopes to be able to replace the borrowed security by purchasing the security later at a price lower than the price at which it sold the security short. Under normal circumstances, the Hedged Value Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks traded on a United States securities exchange.

The Hedged Value Fund’s long positions will principally consist of a diversified portfolio of common stocks of mid-capitalization and large-capitalization companies with low valuations relative to their long-term normalized earnings (i.e. projected earnings adjusted to smooth out cyclical effects in the economy). The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $2 and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of greater than $10 billion at the time of purchase.

The Adviser generates an initial pool of potential undervalued investment candidates from among the top 1,000 companies traded in the U.S (ranked by capitalization) by using a proprietary screening process that looks at historical earnings and estimated future earnings to estimate a fair price for the stock of a company. Each investment candidate then goes through an extensive fundamental research process that has two objectives. First, the Adviser seeks to develop an in-depth understanding of the company’s business, including, without limitation, drivers of growth and profitability, position relative to competitors and competitive advantages, position and leverage with customers and suppliers, historical and potential business threats and opportunities, and management style, objectives and incentives. This process may include, without limitation, financial statements analysis, study of competitors, customers and suppliers, discussions with company management, review of past earnings calls and investor presentations, and some use of sell-side research. Second, the Adviser seeks to understand why the stock of the investment candidate may be undervalued, to determine if the factors depressing the value of the stock are temporary or permanent. The Adviser seeks to make that determination by applying an in-depth understanding of the business and, as necessary, performing additional analysis specific to each company.

At the conclusion of the research/due diligence process, the Adviser seeks to include in the Hedged Value Fund’s long portfolio the stocks of companies that the Adviser believes are undervalued, the undervaluation to be temporary, the underlying business to have sufficient quality and durability, and the estimated discount in the stock price to be large enough to compensate for the risks of the investment.

The Adviser sets a target price for each security in the Hedged Value Fund’s portfolio that is updated periodically, and when a security reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market or economic conditions if a long position or the company’s prospects have improved in the case of a short position.

The Hedged Value Fund will sell short securities to hedge market exposures from its long positions and/or to generate returns from shorting securities of companies the Adviser has identified as overvalued. The Hedged Value Fund’s short positions will generally consist of positions in broad market or sector-specific Exchange-Traded Funds (“ETFs”) (or other, similar instruments) and/or common stocks of mid-capitalization and large-capitalization companies.

In identifying any securities of individual companies to sell short, the Adviser will use the same screening process and the same general investment methodology described above with respect to long positions. In these instances, however, the Adviser will seek to identify overvalued securities that can be bought to cover when the stock price declines to or lower than its target price. A short position may also be bought to cover when the stock price reaches its target price or the Adviser believes that other short investment opportunities are more attractive or that the company’s prospects have improved.

It is expected that the Hedged Value Fund will generally maintain a net long exposure (i.e., the market value of the Fund’s long positions minus the market value of the Fund’s short positions) of at least 40% under normal market conditions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Hedged Value Fund. The success of the Hedged Value Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Hedged Value Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Hedged Value Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Hedged Value Fund are generally described below.

Market Risk. Market risk refers to the risk that the value of securities in the Hedged Value Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. The value of the equity securities held in the Hedged Value Fund’s long portfolio may decline in price over short or extended periods of times, and such declines may occur because of declines in the equity market as a whole, or because of declines in a particular company, industry, or sector of the market. Conversely, the value of the Hedged Value Fund’s short portfolio may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry or sector of the market.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large-cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Management Style Risk. The portfolio manager’s method of security selection may not be successful and the Hedged Value Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Hedged Value Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Value Stock Risk. Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Hedged Value Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

Short Sales Risk. The Hedged Value Fund expects to sell securities short. The Hedged Value Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Hedged Value Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Hedged Value Fund’s investment may result in a loss. The Hedged Value Fund’s losses are potentially unlimited in a short sale transaction.

The Hedged Value Fund will incur increased transaction costs associated with selling securities short. When the Hedged Value Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale). The Hedged Value Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent that the Hedged Value Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

To the extent that the Hedged Value Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Hedged Value Fund may make any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

ETF Risk. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Hedged Value Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that the ETF may not be able to replicate exactly the performance of the indices it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Hedged Value Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable indices or match their performance. To the extent that the Hedged Value Fund invests in ETFs, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such ETF’s advisory fees and operational expenses.

New Fund Risk. The Hedged Value Fund was formed in 2014 and has a limited operating history. Accordingly, investors in the Hedged Value Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Hedged Value Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Hedged Value Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-888-884-8099 or by visiting the Hedged Value Fund’s website at www.lyricalvaluefunds.com/liquidalternative.

Institutional Class Shares –
Annual Total Return Years Ended December 31

The Hedged Value Fund’s year-to-date return through
December 31, 2015 is -6.58%.

Quarterly Returns During This Time Period

Highest:	1.31% (quarter ended March 31, 2015)
Lowest:	-6.01% (quarter ended September 30, 2015)

Average Annual Total Returns
(for periods ended December 31, 2015)

	One Year	Since Inception (July 14, 2014)
Hedged Value Fund – Institutional Class
Return Before Taxes	-6.58%	-4.79%
Return After Taxes on Distributions	-6.76%	-4.92%
Return After Taxes on Distributions and Sale of Fund Shares	-3.57%	-3.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	4.45%

After-tax returns are calculated using the highest historical individual federal marginal income tax rated and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). The after-tax returns are shown for only one class of Hedged Value Fund shares and the after-tax returns for the other class of Hedged Value Fund shares will vary.

MANAGEMENT OF THE FUND

Lyrical Asset Management LP is the Hedged Value Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Andrew Wellington	Co-managing the Hedged Value Fund since its inception in 2014	Managing Partner, Chief Investment Officer
Caroline Ritter	Co-managing the Hedged Value Fund since September 2014	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

For Investor Class shares, the minimum investment amount for regular accounts is $2,500.

For Institutional Class shares, the minimum investment amount for regular accounts is $100,000.

Minimum Additional Investment

Once an account is open, additional purchases of Hedged Value Fund shares may be made at any time in any amount.

General Information

You may purchase or redeem (sell) shares of the Hedged Value Fund on each day that the New York Stock Exchange (”NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Hedged Value Fund should be sent to the Lyrical U.S. Hedged Value Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-884-8099 for assistance.

TAX INFORMATION

The Hedged Value Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Hedged Value Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Equity Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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